UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2014


                                 DataJack, Inc.
             (Exact name of registrant as specified in its charter)

        Nevada                       000-31757                   90-0781437
(State of Incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)

               14911 Quorum Drive, Suite 370, Dallas, Texas 75254
           (Address of principal execute offices, including zip code)

                                 (972) 361-1980
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 4, 2014 (the "Closing Date"), DataJack, Inc. (the "Registrant") entered into and closed a Membership Interest Purchase Agreement (the "Purchase Agreement") to acquire all of the outstanding membership interests of TelBill Holdings, LLC, a Washington limited liability company (the "Company") from Paris
W. Holt ("Mr. Holt").

     The Registrant acquired the Company in exchange for the following: (i) 30,600,000 shares of Registrant's common stock, par value $0.001("Common Stock") to Mr. Holt, (ii) the reservation of an additional 5,400,000 shares of the Registrant's Common Stock to be allocated as options to the employees of the Company and (iii) a one-time "true-up" to Mr. Holt for the period of eighteen months after the Closing Date in the event the Registrant raises additional capital such that Seller shall own not less than 51% of the Registrant on a fully-diluted basis (collectively, the "Purchase Price"). All shares issued by the Registrant to Seller are and will be "restricted securities" as such term is defined the Securities Act of 1933, as amended (the "Securities Act").

     The Company operates Unified Signal, which is a SAS (software as a service) based billing and back office platform which enables companies in virtually any industry sector to launch cellular, as well as other telecom services using their existing brand. Unified Signal's SAS platform and infrastructure allows clients to implement faster, have more control over the system with feature rich tools, while being more cost efficient than other solution providers. Unified Signal's turnkey telecom billing platform allows its clients to sell, provision, fulfill, and care for multiple telecom services, including pre and post-paid cellular, local, long distance, Internet, and mobile banking. Unified Signal's SAS platform is integrated with most major U.S. carriers. The platform also enables clients to private label mobile banking services including a full mobile wallet linked to a prepaid debit card.

     Additionally, Mr. Holt was appointed as the Registrant's Chief Executive Officer as of the Closing Date and Stuart Ehlrich resigned as the Registrant's Chief Executive Officer and President effective as of the Closing Date but will remain as a member of the Registrant's Board of Directors. Pursuant to the terms of the Purchase Agreement, Mr. Holt (i) was also elected to serve as the a member of the Registrant's Board of Directors as of the Closing Date, as further discussed below in Item 5.02 and (ii) has the right to appoint three additional members to the Board of Directors in the future.

     The Purchase Agreement contained customary representations and warranties with respect to the Company, Mr. Holt and the Registrant.

     The issuance of the shares of Common Stock pursuant to the Purchase Price of the Purchase Agreement are exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act ("Regulation D"). The Registrant made this determination based on the representations of the Investor that Mr. Holt is an "accredited investor" within the meaning of Rule 501 of Regulation D and has access to information about the Registrant.

     The foregoing description of the Purchase Agreement and the transactions and further agreements thereunder does not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

     This Report is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     The information provided by Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.01 by reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

     The information provided by Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.02 by reference.

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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     The information provided by Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 5.01 by reference.

     As of the Closing Date and the date of this Report, Mr. Holt owns approximately 55.5% of the all of the outstanding shares of the Registrant's Common Stock.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     As of the Closing Date, Stuart Ehrlich resigned as the Registrant's President and Chief Executive Officer but will remain as a member of the Registrant's Board of Directors. His resignation was not as a result of any disagreements with the Registrant.

     Additionally, as of the Closing Date, Gladys Perez resigned as a member of the Registrant's Board of Director. Ms. Perez did not hold any position on any committees of the Board of Directors at the time of her resignation. Her resignation was not as a result of any disagreements with the Registrant.

     As of the Closing Date and simultaneously with Mr. Ehrlich's and Ms. Perez's resignation, Mr. Holt was named the Registrant's Chief Executive Officer and appointed as a member of the Board of Directors.

     From February 2009 until the present, Mr. Holt has served as the Chief Executive Officer of Unified Signal, LLC located in Dallas, Texas and TelBill, Inc. located in Kirkland, Washington. Both companies are private and both were founded by Mr. Holt. TelBill software allows turnkey back office billing system allows its clients to sell, provision, fulfill, and care for multiple telecom services, Unified Signal sells privately branded telecommunications services for most U.S. major wireless carriers. In 1992, Mr. Holt received a B.A. in Finance and Economics from the Rochester Institute of Technology.

     FAMILY RELATIONSHIPS

     There are no family relationships between any of the Registrant's directors or officers and Mr. Holt.

     RELATED PARTY TRANSACTIONS

     The information provided by Items 1.01 and 5.01 of this Current Report on Form 8-K is hereby incorporated into this Item 5.02 by reference.

     COMPENSATORY ARRANGEMENTS

     The information provided by Items 1.01 and 5.01 of this Current Report on Form 8-K is hereby incorporated into this Item 5.02 by reference.

ITEM 9.01. FINANCIAL EXHIBITS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial statements of business acquired.

     In accordance with Item 9.01(a)(4) of Form 8-K, the Registrant will file the financial statements of the business acquired as required by Item 9.01(a)(1) within seventy-one days after the due date of this Current Report on Form 8-K.

     (b) Pro forma financial information.

     In accordance  with Item  9.01(b)(2) of Form 8-K, the Registrant  will file
the  pro  forma  financial   information  required  by  Item  9.01(b)(1)  within
seventy-one days after the due date of this Current Report on Form 8-K.

     (d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.                        Description
-----------                        -----------
   2.1 Membership Interest Purchase Agreement dated June 4, 2014 by and among, DataJack, Inc and the member of TelBill Holdings, LLC

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 10, 2014                    DataJack, Inc.
                                       (Registrant)


                                       By: /s/ Paris W. Holt
                                           -------------------------------------
                                           Paris W. Holt
                                           Chief Executive Officer

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